                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             Segue Software, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                             SEGUE SOFTWARE, INC.
                              1320 CENTRE STREET
                      NEWTON CENTRE, MASSACHUSETTS 02159

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 2, 1997

                               ----------------

To the Stockholders of Segue Software, Inc.

  NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Segue Software, Inc., a Delaware corporation (the "Company"), will be held on Friday, May 2, 1997 at 10:00 a.m. at the Conference Center of Goodwin, Procter & Hoar LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 for the following purposes:

  1. To elect eight members to the Board of Directors to hold office until the 1998 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

  2. To consider and act upon a proposal to approve an amendment to the Company's Amended and Restated Incentive and Non-Qualified Stock Option Plan;

  3. To consider and act upon a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1997; and

  4. To consider and act upon any other matters that may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.

  Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

  The Board of Directors has fixed the close of business on March 26, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109.

  All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card, which is being solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed pre-addressed, postage prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          By Order of the Board of Directors

                                          Jeffrey C. Hadden
                                          Secretary

Newton Centre, Massachusetts
April 2, 1997

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                             SEGUE SOFTWARE, INC.
                              1320 CENTRE STREET
                      NEWTON CENTRE, MASSACHUSETTS 02159

                               ----------------

                                PROXY STATEMENT

                               ----------------

                    FOR 1997 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 2, 1997

                                                                  April 2, 1997

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Segue Software, Inc., a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at its 1997 Annual Meeting of Stockholders to be held at the Conference Center of Goodwin, Procter & Hoar LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Friday, May 2, 1997 at 10:00 a.m., and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon the election of eight members of the Board, to consider and act upon a proposal to approve an amendment (the "Plan Amendment") to the Company's 1996 Amended and Restated Incentive and Non-Qualified Stock Option Plan (the "Option Plan"), to consider and act upon a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants, and to consider and act upon any other matters properly brought before them.

  This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to the stockholders of the Company on or about April 2, 1997. The Board has fixed the close of business on March 26, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them. As of the Record Date, there were 7,262,799 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

  The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes (as defined below) will be counted as present in determining the presence of a quorum. The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve each proposal, other than the election of directors, which requires a plurality of votes cast at the Annual Meeting. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing directors and will not affect the election of the candidates receiving a plurality of votes. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

  STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTOR OF THE COMPANY NAMED IN THIS PROXY STATEMENT, FOR THE PROPOSAL TO APPROVE THE PLAN AMENDMENT, AND FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN

THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

  A stockholder of record may revoke his or her proxy at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. A stockholder of record who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. The presence (without further action) of a stockholder at the Annual Meeting will not constitute a revocation of a previously given proxy.

  The Company's 1997 Annual Report to Stockholders (the "Annual Report"), including financial statements for the fiscal year ended December 31, 1996 ("Fiscal 1996"), is being mailed to stockholders with this Proxy Statement, but does not constitute a part hereof.

                       PROPOSAL 1: ELECTION OF DIRECTORS

INTRODUCTION

  The Company's By-Laws (the "By-laws") provide for the Company's business to be managed by or under the direction of the Board. On February 28, 1997, the Board unanimously voted to increase the number of directors on the Board from seven directors to eight directors and, in accordance with the By-laws, appointed Ronald D. Fisher as a director to fill the vacancy created thereby. Directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified. In connection with the Annual Meeting, the Board has nominated James H. Simons, Elisabeth Elterman, Leonard E. Baum, John J. Cullinane, Ronald D. Fisher, John R. Levine, Milton
E. Mohr and Howard L. Morgan to serve as directors (the "Nominees"). Each of the Nominees is currently serving as a director of the Company. The Board anticipates that each of the Nominees will serve, if elected, as a director. However, if any person nominated by the Board is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board may recommend. The Board will consider a nominee for election to the Board recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the By-laws. See "Other Matters--Stockholder Proposals" for a summary of these requirements.

VOTE REQUIRED FOR APPROVAL

  A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

RECOMMENDATION

  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES.

INFORMATION REGARDING THE NOMINEES AND EXECUTIVE OFFICERS

  The following biographical descriptions set forth certain information with respect to the Nominees for election as directors at the Annual Meeting and the executive officers who are not directors, based on information furnished to the Company by each director and officer. The following information is as of March 1, 1997.

 Nominees for Election as Directors

  JAMES H. SIMONS has been Chairman of the Board since 1992 and a director since 1988. Since 1982, Dr. Simons has been the President and Chairman of Renaissance Technologies Corp. Dr. Simons also is a member of the Board of Directors of the following publicly held companies: Cylink Corp., Franklin Electronic Publishers, Inc., Numar Corp. and Kentek Information Systems, Inc. He is 58 years old.

  ELISABETH ELTERMAN has served as President, Chief Executive Officer and as a director of the Company since July 1995. Ms. Elterman joined the Company in April 1992 as an Executive Vice President and was promoted to Chief Operating Officer in October 1993. Ms. Elterman held a senior management position at Softbridge Microsystems, Inc., a software company, prior to joining the Company from April 1984 through April 1992. She is 45 years old.

  LEONARD E. BAUM has been a director of the Company since 1992. Dr. Baum is currently an officer of three investment firms, Curfin International and Rieton Corporation, of which he has served as President since 1983 and 1993, respectively, and Lebam Advisers, Inc., of which he has served as Vice President and a director since 1979. In addition, Dr. Baum has been a securities and commodities trader for Zeta Partners since 1993. He is 65 years old.

  JOHN J. CULLINANE has been a director of the Company since 1994. Mr. Cullinane has been the President of The Cullinane Group, Inc., a high technology venture investment firm, since 1989. Mr. Cullinane founded Cullinet Software, Inc., a computer software company. Mr. Cullinane serves on the Board of Directors of IONA Technologies PLC, a software company. He is 62 years old.

  RONALD D. FISHER has been a director of the Company since March 1997. Since October 1995, Mr. Fisher has been the Vice Chairman of Softbank Holdings, Inc., an investment firm. From January 1990 to September 1995, he was the Chief Executive Officer of Phoenix Technologies Ltd., a software company. He is 49 years old.

  JOHN R. LEVINE has been a director of the Company since 1992. Since 1991, Dr. Levine has been employed by I.E.C.C., an Internet and computer services consulting company. He is 42 years old.

  MILTON E. MOHR has been a director of the Company since 1989. Mr. Mohr is the retired President and Chief Executive Officer of Quotron Systems, Inc., a company that distributes financial information to third parties. He is 81 years old.

  HOWARD L. MORGAN has been a director of the Company since 1992. Since June 1989, Dr. Morgan has been the President of The Arca Group, Inc., a high technology consulting and investment management firm. Dr. Morgan serves on the Board of Directors of the following publicly held companies: Cylink Corp., Franklin Electronic Publishers, Inc., HDS Network Systems, Inc., MetaTools, Inc., Quarterdeck Corp., Unitronix Corp., Infonautics Inc. and Kentek Information Systems, Inc. He is 51 years old.

 Executives Officers Who Are Not Directors

  J. JEFFREY BINGENHEIMER has served as Vice President, Chief Financial Officer and Assistant Secretary of the Company since September 1995 and as Treasurer since February 1996. Prior to joining the Company, Mr. Bingenheimer served as Vice President-Finance and Administration and Treasurer of CenterLine Software, Inc., a software company, from April 1991 to September 1995. From April 1985 to March 1991, Mr. Bingenheimer served as Vice President-Finance and Administration, Senior Vice President of Finance and Administration and Treasurer of Index Technology Corporation, a software company. He is 53 years old.

  BRIAN J. LESUER joined the Company in September 1992 to establish the Training, Consulting and Quality Assurance Departments. He has served as Executive Vice President of Research and Development since November of 1995. From May 1991 to September 1992, he was a senior quality assurance engineer for Datalogix International Inc., a software company. Prior to 1991, he held various positions in quality assurance at People's Bank, the NASD and The Traveler's Insurance Companies. He is 37 years old.

  DAVID C. LAROCHE has served as the Company's Chief Technical Officer since October 1991. In March 1991, Mr. Laroche co-founded Software Quality Management to assist companies in the implementation and usage of automated testing technology. From October 1988 to March 1991, Mr. Laroche held various positions at Softbridge Microsystems, Inc., most recently as an architect of the Automated Testing Facility. He is 31 years old.

  PAUL R. MAGUIRE has served as Vice President of Channel Development since January 1997. He served as Vice President of Sales from January 1994 to January 1997. From November 1992 to December 1993, Mr. Maguire was the Vice President of Sales and Marketing for Software Partners/32, a software company. From 1985 to November 1992, Mr. Maguire served as Vice President of Sales of V.I. Corporation, a software company. He is 37 years old.

  STEPHEN L. ADAMS joined the Company as Vice President, International Sales in March 1996. From April 1993 to March 1996, Mr. Adams was the Director of International Sales for Atria Software, Inc., a software company. From September 1988 to February 1993, Mr. Adams was a Regional Sales Manager for NeXT Computer, Inc., a software company. He is 46 years old.

  KENT BRADFORD joined the Company as Vice President, World-Wide Sales in December 1996. Prior to joining the Company, Mr. Bradford was the Vice President of Sales for UniKix Technologies, a software company, from July 1994 to December 1996. Mr. Bradford also held similar positions at Corex Technologies, Corp., a software company, and OpenBooks Software, Inc., a software company, from January 1994 to June 1994 and January 1991 to December 1993, respectively. He is 51 years old.

  MICHAEL D. MAGGIO has served as Marketing Manager since January 1997. He served as Vice President of Business Development for the Company from January 1995 to January 1997. From June 1993 to December 1994, Mr. Maggio served as the Director, Eastern Region in the Company's sales organization. Mr. Maggio joined the Company in October 1991 and served as the Vice President of Development until June 1993. From June 1991 to October 1991, Mr. Maggio was the Manager of the User Environments Group at Honeywell Bull, a computer manufacturer. Mr. Maggio was the Principal Software Engineer and Manager at Siemens-Nixdorf Information Systems from June 1988 to June 1991. He is 35 years old.

  BETSY R. RUDNICK has served as Vice President of Human Resources and Administration since January 1995. Prior to her full-time employment at the Company, Ms. Rudnick was a consultant to the Company. From August 1987 to January 1995, Ms. Rudnick worked as an independent consultant to several software companies in the areas of organizational development, human resource management and facilities planning and leasing. She is 46 years old.

  GARETH S. TAUBE joined the Company as Vice President of Marketing in November 1996. From November 1993 to November 1996, Mr. Taube served as the Vice President of Marketing of Praxis International, Inc., a software company. Prior to 1993, Mr. Taube held various marketing and sales positions at Digital Equipment Corporation, a computer manufacturing company. He is 47 years old.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  Meeting Attendance. During Fiscal 1996, there were six meetings of the Board, and the various committees of the Board met a total of five times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during Fiscal 1996.

  Audit Committee. The Board has established an Audit Committee which met on one occasion in Fiscal 1996. The current members of the Audit Committee are Mr. Levine and Dr. Morgan. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

  Compensation Committee. The Board has also established a Compensation Committee which met four times during Fiscal 1996. The current members of the Compensation Committee are Dr. Simons, Mr. Cullinane and Dr. Morgan, who are all non-employee directors. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures. The Compensation Committee also administers the Company's Option Plan and 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan"). In administering the Option Plan, the Compensation Committee determines the options to be issued to eligible persons under the Option Plan and prescribes the terms and provisions of such options. In addition, the Compensation Committee construes and interprets the Option Plan and issuances thereunder, and establishes, amends and revokes rules and regulations for administration of the Option Plan.

  The Board does not have a standing nominating committee. The full Board performs the function of such a committee.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

  Directors. No directors of the Company receive compensation for their services as directors or as members of any of the committees of the Board. All non-employee directors are reimbursed for travel and other related expenses incurred in attending meetings of the Board or meetings of any of the committees of the Board. Pursuant to the Option Plan, each non-employee director who becomes a member of the Board after April 2, 1996 receives a non-qualified stock option to purchase up to 12,000 shares of Common Stock, which option will vest over three years with 2,000 shares vesting after an initial six months of service and 1,000 shares vesting every three months thereafter assuming such non-employee director continues to serve on the Board. After serving on the Board for three years, such director shall receive on each anniversary of such director's appointment to the Board, a non-qualified stock option to purchase up to 4,000 shares of Common Stock, with 2,000 shares vesting after six months and 1,000 shares every three months thereafter assuming continued Board membership.

  Non-employee directors who were serving on the Board as of April 2, 1996 received, and will receive on each anniversary of such date, a non-qualified stock option to purchase up to 4,000 shares of Common Stock, with 2,000 shares vesting after six months and 1,000 shares every three months thereafter assuming such non-employee director continues to serve on the Board. Non-qualified stock options granted to non-employee directors pursuant to the Option Plan will have an exercise price equal to the fair market value of shares of Common Stock on the date of grant and will have a ten-year term.

  Executive Officers. The following table provides certain information for the fiscal years ended December 31, 1995 and 1996 concerning compensation awarded to the Company's Chief Executive Officer and each of the four other most highly compensated persons who were serving as executive officers of the Company as of December 31, 1996 (collectively, the "Named Executive Officers") for services rendered to the Company in all capacities.

                          SUMMARY COMPENSATION TABLE

                                                           LONG-TERM
                                                          COMPENSATION
                                                             AWARDS
                                                          ------------
                                     ANNUAL COMPENSATION   SECURITIES
                                     -------------------- ------------
                                              COMMISSIONS
                                                  AND      UNDERLYING   ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR     SALARY    BONUSES     OPTIONS    COMPENSATION
---------------------------  ----    -------- ----------- ------------ ------------
Elisabeth Elterman.......    1996    $165,000  $ 60,000      25,000       $  --
 President and Chief
 Executive Officer           1995(1)  140,000    40,000     130,000          --
J. Jeffrey Bingenheimer..    1996     135,000    35,000      55,000          --
 Vice President and Chief    1995(2)   36,346     5,000      50,000          --
 Financial Officer
Brian J. LeSuer..........    1996     135,000    35,000      70,000          --
 Executive Vice              1995     110,000    41,005         --           --
 President,
 Research & Development
David C. Laroche.........    1996     126,263    15,000      85,000        4,775(3)
 Chief Technical Officer     1995     121,754    10,000       5,000        4,443(3)
Paul R. Maguire..........    1996     105,000   120,192       5,000        6,000(4)
 Vice President, Sales       1995     105,000   122,715      50,000        6,000(4)

--------
(1) Ms. Elterman was appointed President and Chief Executive Officer of the Company on July 1, 1995.
(2) Mr. Bingenheimer was appointed Vice President and Chief Financial Officer of the Company in September 1995.
(3) Amount represents reimbursements for certain estimated taxes owed by Mr. Laroche in connection with the Company's forgiveness of a portion of a certain promissory note in favor of the Company issued by Mr. Laroche.
(4) Amount represents car allowance payments for Mr. Maguire paid by the Company at a rate of $500 per month.

  Option Grants in Last Fiscal Year. The following table sets forth information regarding each stock option granted during Fiscal 1996 to each of the Named Executive Officers. The potential realizable values that would exist for the respective options are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date of grant over the full term of the option. Actual gains, if any, on stock options, exercises and Common Stock holdings are dependent on the future performance of the Common Stock.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                               POTENTIAL REALIZABLE VALUE
                                                                                    AT ASSUMED ANNUAL
                         NUMBER OF   PERCENT OF TOTAL                                RATES OF STOCK
                         SECURITIES      OPTIONS                                   PRICE APPRECIATION
                         UNDERLYING     GRANTED TO      EXERCISE                     FOR OPTION TERM
                          OPTIONS      EMPLOYEES IN   OR BASE PRICE EXPIRATION ---------------------------
                         GRANTED(1)    FISCAL YEAR    PER SHARE(2)     DATE         5%             10%
                         ----------  ---------------- ------------- ---------- -------------------------------
Elisabeth Elterman......   25,000          3.1%          $ 9.00       1/22/06  $    141,501 $      358,592
J. Jeffrey
 Bingenheimer...........    5,000          0.6             9.00       1/22/06        28,300         71,718
                           50,000          6.2            21.25        4/4/06       668,201      1,693,351
Brian J. LeSuer.........   20,000          2.5             9.00       1/22/06       113,201        286,873
                           50,000          6.2            21.25        4/4/06       668,201      1,693,351
David C. Laroche........   10,000          1.2             9.00       1/22/06        56,600        143,436
                           75,000(3)       9.3            14.875     11/25/06       701,611      1,778,019
Paul R. Maguire.........    5,000          0.6             9.00       1/22/06        28,300         71,718

--------
(1) Unless otherwise indicated, the options become exercisable in four equal annual installments, commencing on the first anniversary of the grant date. Options are subject to the employee's continued employment. The options terminate ten years after the grant date, subject to earlier termination in accordance with the Option Plan and the applicable option agreement.
(2) The exercise price is equal to the market value on the date of the grant. The amounts shown as potential realizable value illustrate what might be realized upon exercise immediately prior to expiration of the option term using the 5% and 10% appreciation rates established in regulations of the Securities and Exchange Commission, compounded annually. The potential realizable value is not intended to predict future appreciation of the price of the Company's Common Stock. The values shown do not consider nontransferability, vesting or termination of the options upon termination of employment.
(3) This option becomes fully vested on the fourth anniversary of the grant date, subject to the employee's continued employment.

  Option Exercises and Year-End Holdings. The following table sets forth the shares of Common Stock acquired and the value realized upon exercise of stock options during Fiscal 1996 by each of the Named Executive Officers and certain information concerning stock options held by the Named Executive Officers as of December 31, 1996.

              AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                    NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                           SHARES                OPTIONS AT FISCAL YEAR-END  AT FISCAL YEAR-END (1)
                         ACQUIRED ON    VALUE    -------------------------- -------------------------
   NAME                   EXERCISE    REALIZED   EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
   ----                  ----------- ----------- -------------------------- -------------------------
Elisabeth Elterman......   30,000    $470,255.00      103,750/131,250         $1,664,688/$1,999,063
J. Jeffrey
 Bingenheimer...........    1,500      16,312.50       12,250/ 91,250            173,813/   587,813
Brian J. LeSuer.........      --             --        36,363/ 86,787            563,899/   492,789
David C. Laroche........      --             --        15,000/ 95,000            236,250/   535,625
Paul R. Maguire.........   17,000     186,812.50       34,250/ 53,750            547,813/   847,188

--------
(1) Based on the fair market value of the Common Stock of $18.25 per share, the price of the last reported trade of the Common Stock on the Nasdaq National Market on December 31, 1996, less the option exercise price per share. Options are in-the-money if the fair market value of the shares covered thereby is greater than the option exercise price.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

  Each of the Named Executive Officers has entered into a non-competition, non-solicitation, non-disclosure and assignment of inventions agreement with the Company (the "Non-Compete Agreement"), which restricts such officer from competing with the Company and from soliciting, diverting or attempting to solicit or divert any customers or employees of the Company during the term of the officer's employment and for one year after termination of such employment. The Non-Compete Agreement also obliges the Named Executive Officer not to reveal any trade secrets or confidential information of the Company during the term of the officer's employment and for five years after termination of such employment. The Non-Compete Agreement requires the Named Executive Officers to assign to the Company all right and interest in any intellectual property related to the business of the Company and developed by the officer during the term of the officer's employment with the Company.

  In February 1997, the Board adopted a policy that provides for the payment of severance benefits to, and the acceleration of the vesting of stock options held by, certain executive officers of the Company, including certain of the Named Executive Officers, in the event that such officer's employment with the Company or any successor entity is terminated either by the Company without cause (as defined) or by the officer for good reason (as defined) within the first year after a change in control (as defined) of the Company.

STOCK PERFORMANCE GRAPH

  The following graph provides a comparison of cumulative total stockholder return for the period from March 28, 1996 (the date on which the Common Stock was first publicly traded) through December 31, 1996, among the Company, the Nasdaq National Market-US Companies Index (the "Nasdaq-US Index") and the Center for Research in Security Prices ("CRSP") Computer and Data Processing Stocks Index (the "Peer Group Index," an index of Nasdaq National Market traded companies (both domestic and foreign) with Standard Industrial Classification Code Numbers from 7370 to 7379). The Stock Performance Graph assumes an investment of $100 in each of the Company and the two indices, and the reinvestment of any dividends. The historical information set forth below is not necessarily indicative of future performance. Data for the Nasdaq-US Index and the Peer Group Index was provided to the Company by CRSP.

                                   [CHART]

                                 03/28/96     06/28/96     09/30/96     12/31/96
                                 --------     --------     --------     --------
Segue Software, Inc.              100.00       138.4         64.0         84.9
Nasdaq Stock Market
  (US Companies)                  100.00       108.9        112.8        118.3
Nasdaq Computer and Data
  Processing Stocks SIC
  7370-7379 US & Foreign          100.00       111.9        114.1        118.7

                       COMPENSATION COMMITTEE REPORT ON
                            EXECUTIVE COMPENSATION

  The Compensation Committee of the Board consists of James H. Simons, Chairman, John J. Cullinane and Howard L. Morgan. Dr. Simons, Mr. Cullinane and Dr. Morgan are all non-employee directors.

  The Compensation Committee establishes salaries, incentives and other forms of compensation for officers of the Company and administers the incentive compensation and benefit plans of the Company. These plans include the Option Plan and the Stock Purchase Plan. The members of the Compensation Committee have prepared the following report on the Company's executive compensation policies and philosophy for Fiscal 1996.

GENERAL

  The Compensation Committee (the "Committee") of the Board is composed of three independent outside directors. There are no insiders on the Committee and there are no Committee members with interlocking relationships with the Company. The Chief Executive Officer ("CEO") and the Chief Financial Officer ("CFO") of the Company are invited to attend and participate in Committee meetings from time to time, except when their compensation is being discussed. The CEO makes recommendations to the Committee regarding compensation for all other executive officers and for any incentive bonuses for all other employees. Base pay, discretionary year-end bonus payments and commission payments to sales employees are determined by the CEO in conjunction with the Vice President of Human Resources and Administration. The Compensation Committee considers the CEO's recommendations, approves or revises them, and submits it's conclusions to the Board. The Board has final authority regarding executive compensation and any incentive bonus compensation for all other employees.

COMPENSATION PHILOSOPHY

  In recognition that the recruitment of personnel in the computer software industry is highly competitive, the Company's compensation policies, both for executive and non-executive employees, are structured to attract and retain highly skilled technical, marketing, sales and management personnel. The Committee and the Board believe that the compensation of the Company's executive officers should be significantly influenced by the Company's performance. Accordingly, the Company's practice has been to establish base cash salaries at levels deemed appropriate by the Committee based on historic Company compensation levels and the Committee's experience and knowledge as to compensation levels at other companies. In assessing compensation levels, the Committee has periodically reviewed industry specific compensation surveys and consulted with the Company's Vice President of Human Resources and Administration.

  Although there is no formal incentive bonus program in place, the executive officers, whom are not subject to sales commissions, have been awarded discretionary year-end bonuses over the last several years. The bonus pool allocated to the executive officers is based on the Committee's evaluation of historical performance and discussions with the CEO.

  The Company also maintains the Option Plan to provide long-term incentives to maximize stockholder value by rewarding employees for the long-term appreciation of the Company's share price. Stock options are typically subject to four-year vesting. Generally, option grants are made to employees in connection with their initial hire. The Board has also approved option grants in connection with a significant change in responsibilities, as a reward for outstanding performance, and to provide incentives for continued employment. The number of shares subject to each stock option granted is based on anticipated future contribution and the ability of the individual to affect corporate results.

  The total compensation for the Named Executive Officers is described in this Proxy Statement starting on page 7 and the compensation for the CEO is also discussed below.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  The CEO of the Company had a base salary of $165,000 in Fiscal 1996, which was determined by reference to competitive compensation survey data as well as the Company's historical practices and internal salary structures. The Committee has voted to increase the base salary of the CEO to $180,000 effective January 1, 1997, which increase has been ratified by the entire Board.

  The CEO's performance bonus is tied directly to the Company's achievement of financial goals and agreed objectives for the year. For the year ended December 31, 1995, the CEO received a cash bonus of $40,000 which represented 29% of her salary for 1995. For the year ended December 31, 1996, the CEO was awarded a bonus of $60,000 which represented 36% of her salary for 1996. These bonuses reflect the strong contribution and leadership that the CEO has demonstrated in growing the Company.

INTERNAL REVENUE CODE SECTION 162(M)

  Section 162(m) of the Internal Revenue Code of 1986, as amended, places a per-person limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's most highly compensated officers. Section 162(m) does not, however, disallow a deduction for the qualified "performance based compensation" the material terms of which are disclosed to and approved by stockholders. The Company does not anticipate that the compensation for any of the Named Executive Officers will exceed $1,000,000 in the current taxable year, but intends to take appropriate action to comply with such regulations, if applicable, in the future.

                                          James H. Simons
                                          John J. Cullinane
                                          Howard L. Morgan

                       COMPENSATION COMMITTEE INTERLOCKS
                AND INSIDER PARTICIPATION; CERTAIN TRANSACTIONS

  No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Committee.

                     SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information as of March 1, 1997 concerning the ownership of Common Stock by (i) each person or "group" (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Named Executive Officers, (iii) each director and nominee for director of the Company and (iv) all directors and executive officers as a group (17 persons). Except as otherwise indicated, each person listed below has sole voting and investment power over the shares of Common Stock shown as beneficially owned.

                                                 SHARES BENEFICIALLY OWNED(1)
                                                 -------------------------------
      NAME AND ADDRESS**                             NUMBER          PERCENT
      ------------------                         ---------------- --------------
      Robert Day(2).............................          828,900         11.5%
       200 Park Avenue
       Suite 2200
       New York, New York, 10016
      James H. Simons(3)........................          822,639         11.4
       Renaissance Technology Corp.
       800 Third Avenue
       New York, New York 10022
      Elisabeth Elterman(4).....................          113,750          1.6
      Leonard E. Baum(5)........................          161,836          2.2
      John J. Cullinane(6)......................          327,630          4.5
      Ronald D. Fisher(7).......................           29,925            *
      John R. Levine(8).........................          155,118          2.1
      Milton E. Mohr(9).........................          291,144          4.0
      Howard L. Morgan(10)......................           64,000            *
      J. Jeffrey Bingenheimer(11)...............           24,751            *
      Brian J. LeSuer(12).......................           51,863            *
      David C. Laroche(13)......................          177,150          2.4
      Paul R. Maguire(14).......................           47,119            *
      Stephen L. Adams(15)......................           14,196            *
      Michael D. Maggio(16).....................           35,375            *
      Betsy R. Rudnick(17)......................           28,900            *
      All Directors and Executive Officers as a
       group
       (17 Persons).............................        2,345,396         30.7%

--------
 * Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.
** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.
 (1) The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at March 1, 1997 (7,224,840 shares), plus shares of Common Stock subject to stock options held by each Stockholder that are currently exercisable or exercisable within 60 days following March 1, 1997.
 (2) Based solely on a Schedule 13G, as amended, filed on behalf of The TCW Group, Inc. ("TCW") and Mr. Robert Day with the Securities and Exchange Commission on February 12, 1997. According to such Schedule 13G, TCW was the beneficial owner of 572,400 shares of Common Stock and Mr. Day, an individual who may be deemed to control TCW and other holders of Common Stock, was the beneficial owner of 828,900 shares of Common Stock.
 (3) Includes (i) 14,000 shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options and (ii) 706,973 shares of Common Stock owned by Bermuda Trust Company, as Trustee of the Lord Jim Trust (a trust of which Dr. Simons and the members of his family are the beneficiaries).

 (4) Shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options.
 (5) Includes (i) 14,000 shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options, (ii) 87,836 shares of Common Stock held by Lebam Advisors Pension Plan, of which Dr. Baum is a trustee and (iii) 30,000 shares of Common Stock held by the Baum Family Irrevocable Trust, of which Dr. Baum's children are trustees, but as to which Dr. Baum disclaims beneficial ownership.
 (6) Includes (i) 4,000 shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options, and (ii) 212,750 shares of Common Stock held by The Charles River Charitable Foundation, of which Mr. Cullinane is a trustee, but as to which Mr. Cullinane disclaims beneficial ownership.
 (7) Includes (i) 5,000 shares of Common Stock held by Mr. Fisher's spouse as to which Mr. Fisher disclaims beneficial ownership, and (ii) 11,500 shares of Common Stock held by the Fisher Family Trust, of which Mr. Fisher's wife is the trustee, but as to which Mr. Fisher also disclaims beneficial ownership.
 (8) Includes 14,000 shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options.
 (9) Includes (i) 277,144 shares of Common Stock held by the Milton E. Mohr Trust and (ii) 14,000 shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options.
(10) Includes (i) 24,000 shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options, and (ii) 5,000 shares of Common Stock held by the Eleanor Howard Morgan Family Foundation, of which Mr. Morgan is a trustee, but as to which Mr. Morgan disclaims beneficial ownership.
(11) Shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options.
(12) Shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options.
(13) Includes 20,000 shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options.
(14) Includes 46,750 shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options.
(15) Includes 12,501 shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options.
(16) Shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options.
(17) Includes 28,750 shares of Common Stock which may be purchased within 60 days of March 1, 1997 upon the exercise of stock options.

                     PROPOSAL 2: APPROVAL OF AN AMENDMENT
                              TO THE OPTION PLAN

INTRODUCTION

  In February 1996, the Board and the stockholders of the Company approved the Option Plan. The Option Plan authorizes the issuance of up to 2,450,000 shares of Common Stock. At a meeting of the Board on February 5, 1997, the Board unanimously voted to amend the Option Plan, subject to approval by the affirmative vote of a majority of the shares present or represented and entitled to vote at a duly called and held meeting of the stockholders of the Company, to increase the maximum number of shares of Common Stock available for issuance under the Option Plan to 3,000,000 shares of Common Stock.

  The Board believes that the Company's growth and long-term success depend in large part upon retaining and motivating key management personnel and that this can be achieved in part through the design and implementation of effective compensation policies and practices. The Board also believes that stock options and other share-based incentive awards can play an important role in the success of the Company by encouraging and enabling the officers and other employees of the Company, upon whose judgment, initiative and efforts the Company largely depends for sustained growth and profitability, to acquire a proprietary interest in the long-term performance of the Company. The Board anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of the participants in the Option Plan with those of the Company, thereby stimulating their efforts to promote the Company's future success and strengthen their desire to remain with the Company. The Board believes that the proposed increase in the number of shares of Common Stock issuable under the Option Plan will help the Company accomplish these goals and will keep the Company's share-based incentive compensation competitive with that of its competitors.

  At the Annual Meeting, the stockholders of the Company will be asked to approve the Plan Amendment described above. Approval by the stockholders of the Company is required for the Option Plan, as so amended, to qualify for favorable treatment under the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, stockholder approval is necessary for stock options relating to the additional shares of Common Stock issuable under the Option Plan to qualify as incentive stock options under Section 422 of the Code.

VOTE REQUIRED FOR APPROVAL

  A quorum being present, the affirmative vote of a majority of the votes cast is necessary to amend the Option Plan.

RECOMMENDATION

  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE OPTION PLAN.

SUMMARY OF THE OPTION PLAN

  Number of Shares Issuable. Subject to adjustment for stock splits, dividends and similar events, the total number of shares of Common Stock that may be issued under the Option Plan is currently 2,450,000 shares of Common Stock. If adopted, the Plan Amendment would increase the number of shares of Common Stock by 550,000 to 3,000,000 shares of Common Stock.

  Plan Administration; Eligibility. The Option Plan is administered by the Compensation Committee which is composed of non-employee directors of the Company. Subject to the provisions of the Option Plan, the Compensation Committee has the authority to select the optionees and determine the terms of the options granted, including: (i) the number of shares subject to each option, (ii) when the option becomes exercisable, (iii) the exercise price of the options (which in the case of an incentive stock option cannot be less than the market price of the Common Stock as of the date of grant or, in the case of employees holding more than 10% of the voting power of the Company, 110% of the market price of the Common Stock as of the date of grant), (iv) the duration of the option, and (v) the time, manner and form of payment upon exercise of an option.

  Persons eligible to receive stock options under the Option Plan include those employees, consultants, directors and officers of the Company who are responsible for or contribute to the management, growth or profitability of the Company, as selected from time to time by the Compensation Committee.

  Stock Options. The Option Plan provides for the grant of incentive stock options under Section 422 of the Code to employees and the grant of non-qualified stock options to employees, consultants, directors and officers of the Company.

  Amendments. The Option Plan may be amended by the stockholders of the Company. The Option Plan may also be amended by the Board or the Compensation Committee, provided that any amendment approved by the Board or the Compensation Committee which is a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Code.

  Transferability. Generally, under the Option Plan, a stock option is not transferable by the optionholder except by will or by the laws of descent and distribution. No stock option may be exercised more than 90 days following termination of employment or service as a director unless the termination is due to death or disability, in which case the stock option is exercisable for a maximum of 180 days after such termination, in the case of a non-employee director, and one year after such termination, in all other instances. Stock options granted under the Option Plan expire ten years from the date of grant or five years from the date of grant in the case of incentive stock options issued to employees holding more than 10% of the total voting power of the Company.

FEDERAL INCOME TAX CONSIDERATIONS

  The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of stock options under the Option
Plan:

  Incentive Stock Options. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares of the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares before the expiration of the ISO holding period (a "disqualifying disposition"), the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disqualifying disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disqualified disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than the fair market value on the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

  Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

OPTION PLAN BENEFITS

  The Compensation Committee has not granted any stock options covering the additional 550,000 shares of Common Stock issuable under the Option Plan if the Plan Amendment is adopted by the stockholders. Accordingly, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the Option Plan as amended by the Plan Amendment are not determinable.

            PROPOSAL 3: APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Company has appointed the accounting firm of Coopers & Lybrand L.L.P. to serve as the Company's independent public accountants for the fiscal year ending December 31, 1997. Coopers & Lybrand L.L.P. has served the Company in such capacity since 1992. The Company expects that representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

  In the event that ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants is not obtained at the Annual Meeting, the Board will reconsider its appointment.

VOTE REQUIRED FOR APPROVAL

  A quorum being present, the affirmative vote of a majority of the votes cast is necessary to ratify the appointment of the independent public accountants.

RECOMMENDATION

  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the Nasdaq National Market, Inc. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) of the Exchange Act during Fiscal 1996 and Form 5 and amendments thereto furnished to the Company with respect to Fiscal 1996, the following persons failed to file on timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during Fiscal 1996:

  James H. Simons inadvertently failed to file a report on a timely basis relating to two transactions in December 1996; Elisabeth Elterman inadvertently failed to file a report on a timely basis relating to eight transactions in December 1996; John R. Levine inadvertently failed to file a report on a timely basis relating to two transactions in December 1996; Milton
E. Mohr inadvertently failed to file a report on a timely basis relating to two transactions in December 1996; Howard L. Morgan inadvertently failed to file a report on a timely basis relating to two transactions in December 1996;
J. Jeffrey Bingenheimer inadvertently failed to file a report on a timely basis relating to two transactions in December 1996; Paul R. Maguire inadvertently failed to file two reports on a timely basis relating to a total of six transactions in November and December 1996; Stephen L. Adams inadvertently failed to file a report on a timely basis relating to one transaction in July 1996; Michael D. Maggio inadvertently failed to file two reports on a timely basis relating to a total of four transactions in October and December 1996; and the Bermuda Trust Company, as trustee of the Lord Jim Trust, inadvertantly failed to file a report on a timely basis relating to two transactions in December 1996. Gareth Taube inadvertantly failed to file an initial report on a timely basis relating to becoming an executive officer of the Company in November 1996. Kent Bradford inadvertantly failed to file an initial report on a timely basis relating to becoming an executive officer of the Company in December 1996.

                                 OTHER MATTERS

EXPENSES OF SOLICITATION

  The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

STOCKHOLDER PROPOSALS

  Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company on or before December 3, 1997 to be eligible for inclusion in the proxy statement and form of proxy to be distributed by the Board in connection with such meeting.

  Any stockholder proposals intended to be presented at the Company's 1998 Annual Meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing by the Secretary of the Company at the principal executive office of the Company no later than the close of business on March 3, 1998, nor prior to February 1, 1998, together with all supporting documentation required by the Company's By-laws.

OTHER MATTERS

  The Board does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1996 (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO), WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR BEFORE MARCH 31, 1997, WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS MAILED UPON THE WRITTEN REQUEST OF ANY SUCH PERSON TO J. JEFFREY BINGENHEIMER, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, SEGUE SOFTWARE, INC., 1320 CENTRE STREET, NEWTON CENTRE, MASSACHUSETTS 02159.

  REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                                          By order of the Board of Directors:

                                          Jeffrey C. Hadden
                                          Secretary

Newton Centre, Massachusetts
April 2, 1997

LOGO
                              SEGUE SOFTWARE, INC.
                               1320 CENTRE STREET
                       NEWTON CENTRE, MASSACHUSETTS 02159
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 2, 1997

  The undersigned hereby constitutes and appoints Elisabeth Elterman, J. Jeffrey Bingenheimer and Jeffrey C. Hadden, and each of them, as proxies of the undersigned (the "Proxies"), with full power to substitute, and authorizes each of them to represent and to vote all shares of common stock, par value $.01 per share, of Segue Software, Inc. (the "Company") held by the undersigned at the close of business on March 26, 1997, at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the Conference Center of Goodwin, Procter & Hoar LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Friday, May 2, 1997 at 10:00 a.m., and at any adjournments or postponements thereof.

  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN PARAGRAPHS 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXIES, FOR ANY MATTER DESCRIBED IN PARAGRAPH 4. A stockholder wishing to vote in accordance with the recommendation of the Board of Directors of the Company need only sign and date this Proxy and return it to the Company.

1. To elect eight members to the Board of Directors to hold office until the 1998 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.
 [_] FOR    [_] AGAINST    [_] ABSTAIN
2. To approve an amendment to the Company's Amended and Restated Incentive and Non-Qualified Stock Option Plan (the "Plan") to increase the maximum number of shares of Common Stock available for issuance under the Plan from 2,450,000 to 3,000,000 shares.
 [_] FOR    [_] AGAINST    [_] ABSTAIN
3. To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1997.
 [_] FOR    [_] AGAINST    [_] ABSTAIN
4. In their discretion, the Proxies are authorized to vote upon any other matters that may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

LOGO

  The undersigned hereby
acknowledge(s) receipt of a copy of
the Notice of Annual Meeting of
Stockholders, and hereby revoke(s) any
proxy or proxies heretofore given.
This Proxy may be revoked at any time
before it is exercised.

                                    ___________________________________________
                                    Signature

                                    ___________________________________________
                                    Print Name

                                    ___________________________________________
                                    Date